UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

SEALED AIR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208

(Address of principal executive offices)

(980) 221-3235

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Exchange
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 1, 2022, Sealed Air Corporation., a Delaware corporation (the “Company”), announced the execution of a Purchase Agreement, dated as of October 31, 2022 (the “Purchase Agreement”), by and among LB Super Holdco LLC, an affiliate of Olympus Partners (“Seller”), LB Holdco, Inc., the parent company of Liqui-Box, Inc. (“Liqui-Box”), Cryovac International Holdings, Inc., a wholly-owned subsidiary of the Company (“Buyer”), solely for the purposes of certain provisions therein, LB Jersey Holdco Limited, and, solely for the purposes of guaranteeing certain obligations of Buyer, the Company.

The Purchase Agreement provides that, subject to the terms and conditions set forth therein, Buyer will acquire from Seller all of the issued and outstanding shares of capital stock of Liqui-Box for an aggregate purchase price of $1.15 billion in cash, subject to customary adjustments for (i) working capital, cash, certain specific tax attributes and indebtedness of Liqui-Box at closing and (ii) specified Seller transaction expenses. The Company has secured $1.0 billion of committed financing, with the balance of the cash purchase price to be paid with cash on hand.

Prior to the closing, Liqui-Box will effect a reorganization (the “Pre-Closing Reorganization”), pursuant to which it will separate its DW Reusables, Corplex and Engineered Foam Products product lines from Liqui-Box, such that, after giving effect to the Pre-Closing Reorganization and after the closing, Liqui-Box will hold only the assets related to its liquid packaging and dispensing solutions, injection molding solution, fitments, and products and services related to the foregoing.

The closing is subject to the satisfaction of certain conditions, including (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) Seller’s consummation of the Pre-Closing Reorganization and (iii) other customary conditions.

The Purchase Agreement requires Buyer to use reasonable best efforts to obtain required regulatory approvals to effect the closing, among other more specific commitments. If either party terminates the Purchase Agreement due to the inability to satisfy the regulatory approvals closing condition, then Buyer is required to pay to Seller a fee of $20 million.

The Purchase Agreement contains representations, warranties and covenants of each party customary for a transaction of this nature, including that, during the period between the date of the Purchase Agreement and the closing date, Liqui-Box is required to use reasonable efforts to operate its business in the ordinary course.

A copy of the Purchase Agreement is attached as Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.

The representations and warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement. Accordingly, the Purchase Agreement is included in this filing only to provide investors with information regarding the terms of the Purchase Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; (ii) the failure to satisfy any of the conditions to the completion of the proposed transaction; (iii) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, advertisers, partners and others with whom it does business, or on its operating results and businesses generally; (iv) the risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (v) the ability to meet expectations regarding the timing and completion of the proposed transaction, including with respect to receipt of required regulatory approvals; and (vi) other risks and uncertainties described in our reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Report on Form 10-Q for the fiscal quarter ended on June 30, 2022 filed with the SEC on August 3, 2022 and other subsequent periodic reports we file with the SEC, which are available at http://www.sec.gov and the Company’s website at https://www.sealedair.com/. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statements contained in this communication are made only as of the date hereof, and we undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law.

Item 7.01	Regulation FD Disclosure.

On November 1, 2022, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

2.1	Purchase Agreement, dated October 31, 2022, by and among LB Super Holdco LLC, LB Holdco, Inc., Cryovac International Holdings, Inc., solely for the purposes of certain provisions therein, LB Jersey Holdco Limited, and, solely for the purposes of guaranteeing certain obligations of Buyer, Sealed Air Corporation.

99.1	Press Release of Sealed Air Corporation dated November 1, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

Dated: November 1, 2022	By:	/s/ Angel Shelton Willis
Name: Angel Shelton Willis
Title: Vice President, General Counsel and Secretary

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